Exhibit 10.9

                 SECOND PROMISSORY NOTE EXTENSION AGREEMENT AND
                    AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS SECOND PROMISSORY NOTE EXTENSION AGREEMENT AND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made effective the 31st day of October, 2006, by and among VAUGHAN FOODS, INC., an Oklahoma corporation ("Borrower"), MARK E. VAUGHAN, an individual, and VERNON J. BRANDT, JR., an individual (collectively, the "Guarantors"), and BANK OF THE WEST, a California banking corporation, successor by merger to Commercial Federal Bank, a Federal Savings Bank (the "lender").

                              W I T N E S S E T H :

        WHEREAS, Borrower, Guarantors and Lender entered into a Loan and Security Agreement dated June 29, 2005 (the "Loan Agreement"), pursuant to which Borrower executed its Promissory Note (Revolving) - Adjustable Interest Rate in the principal amount of $4,000,000.00 (the "Note") and Guarantors executed their Unconditional Guaranties of Payment (the "Guaranties"), all of even date with the Loan Agreement (together with additional loan documents executed in connection therewith, the "Original Loan Documents");

        WHEREAS, Borrower, Guarantors and Lender entered into a Promissory Note Extension Agreement dated effective as June 25, 2006 pursuant to which the Due Date of the Note was extended from June 28, 2006 to October 31, 2006 (the "First Amendment"); and

        WHEREAS, Borrower and Guarantors have requested that the Due Date of the Note be further extended to April 30, 2007, and Lender has agreed to such requests upon the terms and conditions set forth in this Amendment for the further amendment of the Original Loan Documents as amended by the First Amendment (as amended, the "Loan Documents").

        NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, Borrower, Guarantors and Lender agree as follows:

        1. EXTENSION OF DUE DATE AND LOAN TERMINATION DATE. The Due Date, as defined in the Note, and the Loan Termination Date, as defined in the Loan Agreement, are extended and amended to April 30, 2007.

        2. LOAN COMMITMENT; TERMINATION OF REVOLVING FEATURE. The Loan Commitment, as defined in the Loan Agreement, is hereby reduced and amended to $2,276,577.75. Borrower's right to borrow and re-borrow principal under the Note as a revolving loan obligation is terminated, it being agreed that any principal repaid on the Note shall not be available for readvancement by Lender to Borrower.

        3. INTEREST RATE AND PAYMENTS. The interest rate provisions of the Loan Documents are amended to provide that the rate of interest prior to the occurrence of an Event of Default under the Note shall be (i) prior to December 21, 2006, the sum of the Index plus three quarters of one percent (0.75%), and (11) effective December 21, 2006, the sum of the Index plus two percent (2%). Interest shall continue to be due and payable on the 28th day of each month commencing November 28, 2006.

        4. EXTENSION FEES. In consideration of the agreements of Lender set forth in this Amendment, Borrower agrees to pay to Lender a fee of one percent (1%) of the principal amount of the amended Loan Commitment, or $27,265.77, upon its execution and delivery of this Amendment, and an additional fee of two percent (2%) of the amended Loan Commitment, or $54,531.54, on the earlier to occur of the Due Date under the Note or the date of closing on Borrower's initial public offering described in SECTION 6.2.2 of this Amendment, all such extension fees being earned as of the closing on this Amendment.

        5. BORROWING BASE. The "Borrowing Base" provisions set forth in paragraph 5 of Section I of the Loan Agreement and elsewhere in the Loan
Documents are hereby deleted in their entirety and of no further force or effect.

        6. ADDITIONAL AFFIRMATIVE COVENANTS. As additional affirmative covenants of Borrower pursuant to Section VI of the Loan Agreement, Borrower agrees to the following:

                6.1 MONTHLY ACCOUNTS VALUATIONS. Borrower shall provide a calculation of eighty percent (80%) of Eligible Accounts of Borrower, less potential offsets for accounts to vendors under the Perishable Agricultural Commodities Act (PACA), as of November 30, 2006 to Lender together with such supporting documentation as Lender shall require (the "Initial Accounts Valuation"), all certified by an officer of Borrower as complete and accurate. Borrower will continue to prepare and provide such certified calculations and supporting documentation to Lender on a monthly basis by the tenth (10th) day of the month immediately following the month for which such calculations are provided (the "Monthly Accounts Valuation"). Borrower agrees to maintain the Monthly Accounts Valuation at no less than ninety percent (90%) of the Initial Accounts Valuation. In the event of the failure to comply with such covenant, an Event of Default shall exist under the Loan Agreement and Note and Borrower shall not be entitled to any opportunity to cure such Event of Default.

                6.2 ADDITIONAL REPORTS. By not later than 5:00 p.m. Omaha, Nebraska time on Monday of each week, Borrower shall provide to Lender the following:

                        6.2.1 ROLLING CASH FLOW UPDATES. A sixteen (16) week rolling cash flow update for the immediately preceding week and access to such other financial information as Lender may request, all certified by an officer of Borrower as complete and accurate and to contain an explanation of any material differences between actual results and previous projections, and any material changes made in new projections; and

                        6.2.2 IPO UPDATES. A weekly status report from Borrower's investment banker or other qualified representative of Borrower on the progress being made toward closing on Borrower's initial public offering.

        Failure to timely comply with either of the reporting requirement in this SECTION 6.2 shall be an Event of Default under the Loan Agreement and Note.

        7. CONDITIONS PRECEDENT. The provision to Lender of a satisfactory certified calculation of the Initial Accounts Valuation pursuant to SECTION 6.1 and a satisfactory initial IPO update pursuant to SECTION 6.2.2 shall be conditions precedent to the effectiveness of this Amendment.

        8. DEFINITIONS. Except as specifically defined in this Amendment, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Loan Agreement prior to this Amendment.

        9. RELEASE. In consideration of the agreements of Lender set forth in or contemplated by this Amendment, Borrower and Guarantors hereby release and forever discharge Lender, Lender's agents, servants, employees, officers, attorneys, successors and assigns (collectively, the "Released Parties") from all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which Borrower and Guarantors might now have or claim to have against the Released Parties, whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way concerning, arising out of or founded on the Loan Documents, this Amendment or the Loan, including, without implied limitation, all such loss or damage of any kind heretofore sustained or that might arise as a consequence of the dealings between the parties based on a theory of "lender liability," bad faith, breach of contract, laches or estoppel, or any theory similar to any of the foregoing based on or resulting from any action or inaction of Lender either directly or indirectly, actively or passively, in connection with the Loans or other dealings among the parties. This release will not extend to any claim arising after the date of this Amendment to the extent such claim is based on acts or omissions of Lender occurring after the date of this Amendment except that such release is specifically intended by the parties to include the transactions contemplated by this Amendment.

        10. REAFFIRMATION OF OBLIGATIONS AND LIENS. Borrower and Guarantors reaffirm their obligations under the Loan Documents, agree that the principal amount outstanding under the Note is $2,276,577.75, agree to waive any and all defenses and setoff against Lender in respect to the collection of the obligations evidenced by the Loan Documents and this Amendment, and agree that any security interest, mortgage, assignment, pledge, lien or other encumbrance given to secure such obligations shall continue uninterrupted and remain in full force and effect.

        11. EFFECT OF AMENDMENT. To the extent that terms of this Amendment are inconsistent with the terms of the Loan Documents, this Amendment shall control and the Loan Documents shall be amended, modified or supplemented so as to give full effect to the transaction contemplated by this Amendment.

        12. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed in one or more counterparts, each of which shall, for all purposes of this Amendment, be deemed an original, but all of which shall constitute one and the same agreement. A signature of any party to this Amendment may be transmitted by facsimile and such signature shall be deemed to be, and to have the legal effect of, an original signature.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and accepted the day and year first above written.

        "BORROWER":                    VAUGHAN FOODS, INC., an Oklahoma
                                       corporation


                                       By:
                                          --------------------------------------
                                           Mark E. Vaughan, President

        "GUARANTORS":


                                          --------------------------------------
                                           Mark E. Vaughan, an individual




                                          --------------------------------------
                                          Vernon J. Brandt, Jr., an individual

        "LENDER":                      BANK OF THE WEST, a California banking
                                       corporation


                                       By:
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                                       Name:
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                                       Title:
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